AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of this 30th day of May, 2001, between Yapalot Acquisition Corp., a Delaware corporation ("Acquisition"), Internet VIP Inc., a Delaware corporation ("IVIP"), Yapalot Communications Inc., a Delaware corporation ("Subsidiary") and Yapalot Communications Holdings Inc., a Delaware corporation ("Yapalot").

                                   WITNESSETH:

         WHEREAS, the authorized capital stock of Yapalot consists of 50,000,000 shares of common stock, $.0001 par value ("Yapalot Stock"), of which 20,000,000 shares of Yapalot Stock are issued and outstanding as of the date hereof;

         WHEREAS, Yapalot is solely a holding company with no operations of its own and owns all of the issued and outstanding shares of Subsidiary;

         WHEREAS, references herein to Yapalot shall mean to Yapalot on a consolidated basis with Subsidiary;

         WHEREAS, Acquisition is inactive and was formed by IVIP solely for the purposes of this transaction and is wholly-owned by IVIP;

         WHEREAS, the authorized capital stock of IVIP consists of 50,000,000 shares of common stock, par value $.0001 per share ("IVIP Stock") of which _________________ shares are issued and outstanding as of the date hereof;

         WHEREAS, the respective boards of directors of IVIP, Acquisition, Subsidiary and Yapalot deem it advisable and in the best interests of IVIP, Acquisition, Subsidiary and Yapalot that Yapalot merge with and into Acquisition (the "Merger") pursuant to the terms of this Agreement and the applicable provisions of the laws of the State of Delaware;

         WHEREAS, for United States federal income tax purposes, it is intended that the Merger will qualify as a tax-free reorganization within the meaning of
Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the premises and mutual covenants, conditions and agreements contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                               TERMS OF THE MERGER

         1.1 Merger. Upon the terms and subject to the conditions set forth in this Agreement, Yapalot shall be merged with and into Acquisition. The stockholders of Yapalot (the "Securityholders") shall transfer and convey to Acquisition all of each Securityholder's right, title and interest in and to all of the issued and outstanding shares of Yapalot Stock by transferring and delivering to Acquisition (for cancellation) their certificates, properly endorsed in blank or accompanied by a properly executed stock power, representing all of the issued and outstanding shares of Yapalot Stock. Regardless of whether the Securityholders actually perform as described, at the Effective Time (as described below) their shares of Yapalot Stock will only
evidence   ownership  of  IVIP,   pursuant  to  the  terms  hereof.

         1.2 Merger Consideration. In consideration of and in exchange for all of the issued and outstanding shares of Yapalot Stock as set forth in Section
1.1 above, IVIP shall issue to the Securityholders shares of IVIP Stock in the ratio of 1.4:1, or 1.4 shares of IVIP Stock for each share of Yapalot Stock.


         1.3 Effective Time of Merger. Subject to the terms and conditions of this Agreement, the certificate of merger, in substantially the form of Exhibit
1.3 (the "Certificate of Merger"), required by Section 252 of the Delaware General Corporation Law (the "DGCL") shall be duly executed and acknowledged by Yapalot and IVIP and thereafter delivered to the Secretary of the State of Delaware for filing pursuant to the DGCL, on the day immediately following the Closing Date (as hereinafter defined). The Merger shall become effective (the "Effective Time") upon the filing of the Certificate of Merger with the Secretary of the State of Delaware.

         1.4 Effects of the Merger.

         (a) At the Effective Time: (i) the separate existence of Yapalot shall cease and Yapalot shall be merged with and into Acquisition (Yapalot and Acquisition are sometimes referred to herein as the "Constituent Corporations" and Acquisition is sometimes referred to herein as the "Surviving Corporation");
(ii) the certificate of incorporation of Acquisition, as amended by the Certificate of Merger, as in effect immediately prior to the Effective Time shall continue to be the certificate of incorporation of the Surviving Corporation; and (iii) the bylaws of Yapalot as in effect immediately prior to the Effective Time shall become the bylaws of the Surviving Corporation.

         (b) At and after the Effective Time, the Merger shall have the effects set forth in Section 259 of the DGCL. Without limiting the foregoing, at the Effective Time, Acquisition as the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public as well as a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations, and all singular rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, and all debts due to either of the Constituent Corporations on whatever account, as well as for stock subscriptions and all other things in action or belonging to each of the Constituent Corporations, shall be vested in Acquisition as the Surviving Corporation and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of the

Constituent Corporations, and the title to any real estate vested by deed or otherwise, in either of the Constituent Corporations, shall not revert or be in any way impaired; but all rights of creditors and all liens upon any property of either of the Constituent Corporation shall thenceforth attach to Acquisition as the Surviving Corporation, and may be enforced against it to the same extent as if said debts and liabilities had been incurred by it.

         1.5 Directors and Officers of the Surviving Corporation. The directors and officers of Acquisition immediately after the Effective Time shall be the directors and officers designated on Schedule 1.5 hereto. Such directors and officers shall serve until their successors shall have been duly elected, appointed and/or qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and bylaws.

         1.6 Conversion of Capital Stock. As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of shares of Yapalot Stock or shares of stock held by IVIP as sole stockholder of Acquisition ("Acquisition Stock"):

         (a) Acquisition and IVIP Stock. Each issued and outstanding share of Acquisition Stock and IVIP Stock shall continue to be issued and outstanding and shall not be affected by the Merger.

         (b) Conversion of Yapalot Stock and Derivatives. The shares of Yapalot Stock issued and outstanding as of the Effective Time shall be converted on a one-to-one point four basis into shares of IVIP Stock, as sole stockholder of Acquisition (i.e., for every share of Yapalot Stock, a Securityholder will receive 1.4 shares of IVIP Stock). All such shares of Yapalot Stock, when so converted, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the shares of IVIP Stock (or appraisal rights, if applicable) to be issued or paid in consideration therefor upon the surrender of such certificate for exchange to Acquisition at the Closing (as hereinafter defined). All currently outstanding derivative securities of Yapalot shall, following the Closing, become exercisable into, or convertible for, the same number of shares of IVIP Stock, and upon the same terms, as if the Closing had not occurred and they were being exercised into, or convertible for, shares of Yapalot Stock.

         1.7 Tax-Free Reorganization. (i) The parties intend that the Merger qualify as a tax-free reorganization under Section 368(a)(1)(A) of the Code. Unless required by a final determination of the Internal Revenue Service (or other governing body having jurisdiction over these matters) or a court of competent jurisdiction, the parties shall not take any position on any subsequently filed tax return inconsistent with this section. Each party hereto represents to each other that there exists no indebtedness between Yapalot and IVIP and/or Acquisition, and that no such party is an investment company as defined in Subsections 368(a)(2)(F)(iii) and (iv) of the Code.

          (ii) In furtherance of the foregoing, IVIP hereby represents, warrants and covenants that:

         (a) it has no plan or intention to reacquire any IVIP Stock issued to the Securityholders;

         (b) it has no plan or intention to sell or otherwise dispose of any of the assets of Yapalot, except for transfers described in Section 368(a)(2)(C) of the Code;

         (c) there is no plan or intention by IVIP to acquire, directly or through parties related to IVIP (within the meaning of Section 1.368-1(c)(1) and
(2) of the Treasury Regulations) shares of IVIP Stock issued to the Securityholders hereunder such that the continuity of interest requirement set forth in Section 1.368-1(e) of the Treasury Regulations (the "Continuity of Interest Requirement") would be violated; and

         (d) following the Closing, IVIP will continue the business of Yapalot in accordance with Section 1.368-1 of the Treasury Regulations.

          (iii) In furtherance of the foregoing, Yapalot hereby represents, warrants and covenants that:

         (a) prior to the Closing, the liabilities of Yapalot were incurred by Yapalot in the ordinary course of business;

         (b) Yapalot is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

         (c) as of the date hereof, the fair market value of the assets of Yapalot equal or exceed the sum of the liabilities of Yapalot; and

         (d) there is no plan or intention by the Securityholders to sell, exchange or otherwise dispose of shares of IVIP Stock received by them hereunder to IVIP or persons or parties related to IVIP such that the Continuity of Interest Requirement of the Code would be violated.

                                   ARTICLE II

                                     CLOSING

         2.1 Date and Time of Closing. Subject to satisfaction of the conditions set forth in this Agreement and compliance with the other provisions hereof, the closing of the Merger (the "Closing") shall take place on 2001, at 10:00 a.m., at the offices of Heller, Horowitz & Feit, P.C., 292 Madison Avenue, 20th Floor, New York, New York 10017, or at such other place and time thereafter as shall be mutually agreeable to the parties hereto, but in no event later than __________________, 2001, unless otherwise extended by mutual agreement of the parties hereto (the "Closing Date").

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of Yapalot. Yapalot (including Subsidiary) represent and warrant to IVIP and Acquisition as follows:

         (a) Authorization. The execution, delivery and performance of this Agreement and consummation of the Merger have been duly authorized, adopted and approved by the boards of directors of Yapalot and Securityholders. Yapalot has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the Merger. This Agreement has been duly and validly executed and delivered by an officer of Yapalot on its behalf, and assuming that this Agreement is the valid and binding obligation of IVIP and Acquisition, is the valid and binding obligation of Yapalot, enforceable against Yapalot in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. Yapalot has the legal ability to consummate the Merger.

         (b) Organization; Subsidiaries. Yapalot is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Yapalot has the corporate power and authority to own and lease its assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Yapalot. As of the date hereof, Yapalot is qualified to do business in Delaware, and in the jurisdictions listed on
Schedule 3.1(b) and is not currently conducting substantive business in any other jurisdiction. Yapalot does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity.

         (c) Capitalization. The number of authorized, issued and outstanding shares of Yapalot Stock as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding shares of Yapalot Stock have been duly authorized, validly issued and are fully paid and non-assessable. Yapalot has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, except as set forth on Schedule 3.1(c), there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the shares of Yapalot Stock subject hereto or any of the unissued shares of capital stock of Yapalot, and there are no voting trusts, voting agreements, securityholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of Yapalot.

         (d) Yapalot Documents. Yapalot has heretofore delivered to IVIP unaudited financial statements as at March 31, 2001 and audited financial statements for the year ended December 31, 2000 (the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position of Yapalot and the results of operations and cash flows of Yapalot for the periods indicated applied on a consistent basis. IVIP and Acquisition have been provided access to all documents relating to Yapalot and its federal securities filings available at www.sec.gov. The Financial Statements and Yapalot's securities filings, available at the aforedescribed web site are collectively referred to herein as "Written Information."

         (e)  Owned  Real   Property.   Except  as   disclosed  in  the  Written
Information, Yapalot does not own (of record or beneficially), nor does it have any interest in, any real property.

         (f) Leased Property; Tenancies. Except as disclosed in the Written Information or on Schedule 3.1(f), Yapalot does not lease any property, real or otherwise.

         (g) Title. Yapalot's only assets are those reflected on the balance sheet of the Financial Statements. Yapalot has good and marketable title to all of such assets and those assets purchased by Yapalot after the date thereof. The assets reflected on the balance sheet of the Financial Statements, in the Written Information and those purchased by Yapalot after the date thereof, are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto) and the Written Information; (B) for liens for taxes or assessments not yet due and payable; (C) for minor liens imposed by law for sums not yet due or which are being contested by Yapalot in good faith; and (D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the assets subject thereto or which do not impair the operations of Yapalot in any material respect or affect the present use of the assets in any material respect. Yapalot has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of Yapalot's assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the knowledge of Yapalot, threatened which could adversely affect any asset owned or used by Yapalot as of the date hereof.

         (h) Condition of Assets. All documents and agreements pursuant to which Yapalot has obtained the assets or the right to use any assets are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All licenses, permits and authorizations related to the location or operation of the business of Yapalot are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through Yapalot or any third party which could: (i) have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot; or (ii) materially adversely affect its use of any assets. To Yapalot's knowledge, it is not in violation of and has complied with all applicable codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the use, maintenance, condition, operation and improvement of any assets, except where the failure to comply with which would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot. To Yapalot's knowledge, its use of any improvements for the purposes for which any of the assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. Yapalot possesses all licenses, permits and authorizations required to be obtained by Yapalot with respect to Yapalot's ownership, operation and maintenance of the assets for all uses for which such assets are operated or used by Yapalot as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot. All of the assets are in good operating condition and repair, subject to normal wear and use and each such item is usable in a manner consistent with current use by Yapalot.

         (i) Intangible Rights. All patents, patent applications, copyrights, registered and unregistered trademarks, and tradenames, and licenses (collectively "Intangibles") owned by Yapalot are set forth in Schedule 3.1(i). To Yapalot's knowledge, the Intangibles do not infringe or conflict with asserted rights of other parties in the jurisdictions in which such Intangibles are currently being employed or reasonably anticipated to be employed. To
Yapalot's knowledge, there are no judicial, arbitration or other adversary proceedings pending, or threatened against Yapalot concerning any of the Intangibles. Yapalot is not aware of any respect in which its use or sale of the Intangibles violates or infringes on any Intangible of any person, firm or corporation. Except as set forth in Schedule 3.1(i), to Yapalot's knowledge, it has good and marketable title under the laws of the United States and any other jurisdiction as required to any such Intangibles. Except as listed on Schedule 3.1(i), the Intangibles are free of restrictions on or conditions to transfer or assignment, and are free and clear of all liens, encumbrances and claims.

         (j)   Accounts   Receivable.   Except  as   disclosed  in  the  Written
Information, as of the date hereof, Yapalot has no material accounts receivable.

         (k) Accounts Payable. Except as disclosed in the Written Information, as of the date hereof, Yapalot has no material accounts payable.

         (l) Absence of Undisclosed Liabilities. To the best knowledge of Yapalot, other than as set forth in the Written Information, Yapalot has not had nor does it have any indebtedness, loss or liability of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to Yapalot's business, assets, operations, prospects, earnings or condition (financial or otherwise) of Yapalot.

         (m)  Absence  of  Certain  Changes  or  Events.  Except as set forth on
Schedule 3.1(m) and except as expressly set forth in this Agreement (including the Schedules) or in a deliverable hereunder, Yapalot has not, since the date of the most recent Annual Report on Form 10-KSB:

          (i) issued, sold, granted or contracted to issue, sell or grant any of its stock, notes, bonds, other securities or any option to purchase any of the same;

          (ii) amended its articles of incorporation or bylaws;

          (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment;

          (iv) entered into any transaction, which could be deemed to be material to Yapalot or its business;

          (v) incurred any damage, destruction or any other loss to any of its assets in an aggregate amount exceeding Ten Thousand Dollars ($10,000) whether or not covered by insurance;

          (vi) suffered any loss in an aggregate amount exceeding Ten Thousand Dollars ($10,000) and, Yapalot has not become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with Yapalot, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on Yapalot's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot;

          (vii) entered into, modified, amended or altered any contractual arrangement with any client, dealer or supplier, the execution, performance, modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on Yapalot's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot;

          (viii) incurred any material liability or obligation (absolute or contingent) or made any material expenditure;

          (ix) experienced any material adverse change in Yapalot's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot or experienced or have knowledge of any event which could have a material adverse effect on Yapalot's business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot;

          (x) declared, set aside or paid any dividend or other distribution in respect of the capital stock of Yapalot;

          (xi) redeemed, repurchased, or otherwise acquired any of its capital stock or securities convertible into or exchangeable for its capital stock or entered into any agreement with respect to any of the foregoing;

          (xii) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its assets;

          (xiii) increased the rate of compensation payable or to become payable to the officers or employees of Yapalot, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees;

          (xiv) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees; or

          (xv) changed any material accounting principle, procedure or practice followed by Yapalot or changed the method of applying such principle, procedure or practice.

         (n) Agreements. The Written Information contains a true, correct and complete list of all contracts, agreements and other instruments material to the business or operation of Yapalot, including without limitation, those to which Yapalot is a party and those by which any of its assets are bound (the "Material Agreements"). Copies of all such agreements have heretofore been delivered or made available by Yapalot to IVIP. Other than as described in the Written Information or in this Agreement, there is no contract, agreement or other instrument to which Yapalot or any Securityholder is a party or which affects the assets, liabilities or outstanding securities of Yapalot. None of the Material Agreements limits the freedom of Yapalot to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

         Neither Yapalot nor to Yapalot's knowledge, any third party is in default and no event has occurred which, with notice or lapse of time or both, could cause or become a default by Yapalot, or any third party, under any Material Agreement. Each Material Agreement is enforceable in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (o) Non-Contravention; Consents. Neither the execution and delivery of this Agreement by Yapalot, nor consummation of the Merger, does or will: (i) violate or conflict with any provision of the articles of incorporation or bylaws of Yapalot; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation an imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets, which are material to the business or operation of Yapalot, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which Yapalot is a party or by which it or any of such assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of Yapalot; (iii) violate or conflict with any other restriction of any kind whatsoever to which Yapalot is subject or by which any of its assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of Yapalot; or (iv) constitute an event permitting termination by a third party of any Material Agreement to which Yapalot is a party or is subject, which termination could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the Merger.

         (p) Employee Benefit Plans. Except as described on Schedule 3.1(p), Yapalot does not have any "employee benefit plans" as such term is defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of Yapalot. Schedule 3.1(p) also contains all documentation relating to the Benefit Plans.

         (q) Labor Relations. There are no agreements with or pending petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of Yapalot and to Yapalot's knowledge no such petition has been pending at any time since Yapalot's inception. To Yapalot's knowledge, there has not been any organizing effort by any union or other group seeking to represent any employees of Yapalot as its exclusive bargaining agent at any time since Yapalot's inception. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against Yapalot, nor to Yapalot's knowledge has there been any such labor strike, work stoppage or other labor dispute or grievance at any time since Yapalot's inception. Yapalot has no any knowledge that any executive, key employee or any group of employees of Yapalot has any plans to terminate his/her employment with Yapalot.

         (r) Insurance. Yapalot has no insurance policies or binders of insurance or programs of self-insurance except as described on Schedule 3.1(r).

         (s) Tax Matters. Yapalot has timely filed with the appropriate taxing authorities all returns (including, without limitation, information returns and other material information) in respect of Taxes (as defined below) required to be filed through the date hereof. The information contained in such returns is complete and accurate in all material respects. Yapalot has not requested any extension of time within which to file returns (including, without limitation, information returns) in respect of any Taxes. Yapalot has accurately computed and timely paid all Taxes for periods beginning before the date hereof, or an adequate reserve has been established therefor. No liens for Taxes exist against any assets to be acquired by Acquisition in the Merger. Acquisition shall have no obligation or liability for or with respect to (a) any Taxes or other assessments as a consequence of the transactions contemplated by this Agreement all of which Taxes shall be paid by Yapalot or Barzakay, or (b) any other Taxes or assessments of Yapalot of any kind whatsoever or any penalties or interest with respect to such Tax liabilities. Yapalot has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of Taxes required to be withheld and collected therefrom for all periods through the date hereof. Any liability for Taxes due and payable through the date of this Agreement for which no returns are due or have been filed (including, without limitation, property, payroll and withholding taxes) have been properly accrued or provided for on the books of Yapalot. No material deficiencies for Taxes have been claimed, proposed, or assessed by any taxing or other governmental authority against Yapalot. There are no pending or, to the best knowledge of Yapalot, threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that, in the reasonable judgment of Yapalot, or its counsel is likely to result in a material amount of Taxes. The federal, state and local returns of Yapalot have never been audited, and Yapalot has not been notified that any taxing authority intends to audit a return for any period. No extension of a statute of limitations relating to Taxes is in effect with respect to Yapalot. Yapalot: (i) has been an includible corporation in an affiliated group that files consolidated income tax returns; (ii) is not a party to any tax-sharing agreements or similar arrangements; (iii) is not a "foreign person" as defined in section 1445(f)(3) of the Code; and (iv) has not made or become obligated to make, and will not, as a result of the Merger, make or become obligated to make, an "excess parachute payment" as defined in section 280G of the Code.

         The term "taxes" or "tax" as used in this section, section 3.2 or referred to elsewhere in this Agreement shall mean all taxes, charges, fees, levies, penalties, or other assessments, including without limitation, income, capital gain, profit, gross receipts, ad valorem, excise, property, payroll, withholding, employment, severance, social security, workers' compensation, occupation, premium, customs duties, windfall profits, sales, use, and franchise taxes, imposed by the United States, or any state, county, local or foreign government or any subdivision or agency thereof, and including any interest, penalties or additions attributable thereto.

         (t) Compliance with Applicable Law. Yapalot has been and is in compliance with all federal, state and local laws, statutes, ordinances, rules and regulations applicable to its business, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot or which would subject any officer or director of Yapalot to civil or criminal penalties or imprisonment. Yapalot has complied with the rules and regulations of all governmental agencies having authority over its business and its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Yapalot. Yapalot has no knowledge of nor received any notice of violation of any such rule or regulation since Yapalot's inception which could result in any liability of Yapalot for penalties or damages or which could subject Yapalot to any injunction or government writ, order or decree. To the knowledge of Yapalot, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Yapalot.

         (u) Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of Yapalot, threatened, which could restrict the ability of Yapalot to perform its obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot. Yapalot is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot.

         (v) Permits. Yapalot holds all permits, licenses, orders and approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of Yapalot 's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of Yapalot. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the Merger. Yapalot has no knowledge of nor has received any notice of violation of any of such rules or regulations since Yapalot's inception which would result in any liability of Yapalot for penalties or damages or which would subject Yapalot to any injunction or governmental writ, order or decree.

         (w) Unlawful Payments. None of Yapalot, nor any of its officers, directors, employees, agents or representatives has made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of Yapalot, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

         (x) Reporting Requirements. Yapalot is subject to the reporting requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended; is current in its filings; and all of its filings are accurate and complete.

         (y) Officers, Directors and Employees. Schedule 3.1(y) hereto sets forth a true, correct and complete list of all of the officers, directors and employees of Yapalot as of the date hereof, including their respective names, titles, salaries and bonuses. Yapalot has also made available and disclosed the existence of one employment agreement between Yapalot and one of the foregoing officers, directors and employees of Yapalot in effect as of the date hereof.

         (z) Loans to or from Affiliates. Except as disclosed in the Written Information, there exist no other outstanding loans by Yapalot to any current or former officer, director, employee, consultant or securityholder of Yapalot or any affiliate of any of the foregoing and there are no outstanding loans to Yapalot by any current or former officer, director, employee, consultant or securityholder of Yapalot.

         (aa) Books and Records.

                    (i) The books of account and other financial records of Yapalot are complete and correct and have been maintained in accordance with good business practices.

                    (ii) All material corporate action of the boards of directors of Yapalot (including any committees) has been authorized, approved and/or ratified in the respective minute books.

         (bb) Agreements with Affiliates. Except as disclosed in the Written Information or herein, Yapalot is not a party to any instrument, license, lease or other agreement, written or oral, with any officer or director of Yapalot.

         (cc) Securities Laws. Schedule 3.1(cc) lists all unregistered sales of securities by Yapalot along with the exemption relied upon for the sale. All sales were in compliance with all federal and state securities laws. Schedule 3.1(cc) lists the dates of all filings of Forms D and the States in which Yapalot has made any Blue-Sky filings.

         (dd) Accuracy of Information Furnished. Yapalot represents that no statement made by Yapalot set forth herein or in the exhibits or the schedules hereto or in Yapalot's Written Information, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of Yapalot pursuant hereto or in connection with the consummation of the Merger, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         3.2 Representations and Warranties of IVIP. IVIP represents and warrants to Yapalot as follows:

         (a) Authorization. The execution, delivery and performance of this Agreement and consummation of the Merger have been duly authorized, adopted and approved by the boards of directors of IVIP, for itself and in its capacity as sole stockholder of Subsidiary. IVIP has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the Merger. This Agreement has been duly and validly executed and delivered by an officer of IVIP on its behalf, and assuming that this Agreement is the valid and binding obligation of the other parties hereto, is the valid and binding obligation of IVIP, enforceable against IVIP in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. IVIP has the legal ability to consummate the Merger.

         (b) Organization; Subsidiaries. IVIP is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. IVIP has the corporate power and authority to own and lease its assets and to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation in each jurisdiction where it conducts business, except where the failure to be so qualified would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of IVIP. As of the date hereof, IVIP is qualified to do business in Delaware, and in the jurisdictions listed on
Schedule 3.2(b) and is not currently conducting substantive business in any other jurisdiction. IVIP does not own any shares of capital stock or other interest in any corporation, partnership, association or other entity, other than Subsidiary or as listed on Schedule 3.2(b).

         (c) Capitalization. The number of authorized, issued and outstanding shares of IVIP Stock as of the date hereof is as set forth above in the recitals to this Agreement. The outstanding shares of IVIP Stock have been duly authorized, validly issued and are fully paid and non-assessable. IVIP has not issued any shares of capital stock which could give rise to claims for violation of any federal or state securities laws (including any rules or regulations promulgated thereunder) or the securities laws of any other jurisdiction (including any rules or regulations promulgated thereunder). As of the date hereof, except as set forth on Schedule 3.2(c), there are no options, warrants, calls, convertible securities or commitments of any kind whatsoever relating to the capital stock of IVIP, and, except as listed on Schedule 3.2(c), there are no voting trusts, voting agreements, securityholder agreements or other agreements or understandings of any kind whatsoever which relate to the voting of the capital stock of IVIP.

         (d) IVIP Documents. IVIP has heretofore delivered to Yapalot unaudited financial statements as at November 30, 2000 and audited financial statements for the year ended February 29, 2000 (the "Financial Statements"). The Financial Statements present fairly, in all material respects, the financial position of IVIP and the results of operations and cash flows of IVIP for the periods indicated applied on a consistent basis. Yapalot has been provided access to all documents relating to IVIP and its federal securities filings available at www.sec.gov. The Financial Statements and IVIP's securities filings, available at the aforedescribed web site are collectively referred to herein as "Written Information."

         (e)  Owned  Real   Property.   Except  as   disclosed  in  the  Written
Information, IVIP does not own (of record or beneficially), nor does it have any interest in, any real property.

         (f) Leased Property; Tenancies. Except as disclosed in the Written Information or on Schedule 3.2(f), IVIP does not lease any property, real or otherwise.

         (g) Title. IVIP's only assets are those reflected on the balance sheet of the Financial Statements. IVIP has good and marketable title to all of such assets and those assets purchased by IVIP after the date thereof. The assets reflected on the balance sheet of the Financial Statements, in the Written Information and those purchased by IVIP after the date thereof, are owned free and clear of all adverse claims, liens, mortgages, charges, security interests, encumbrances and other restrictions or limitations of any kind whatsoever, except: (A) as stated in the Financial Statements (including the notes thereto) and the Written Information; (B) for liens for taxes or assessments not yet due and payable; (C) for minor liens imposed by law for sums not yet due or which are being contested by IVIP in good faith; and (D) for imperfections of title, adverse claims, charges, restrictions, limitations, encumbrances, liens or security interests that are minor and which do not detract in any material respect from the value of any of the assets subject thereto or which do not impair the operations of IVIP in any material respect or affect the present use of the assets in any material respect. IVIP has not made any commitments or received any notice, oral or written, from any public authority or other entity with respect to the taking or use of any of IVIP's assets, whether temporarily or permanently, for any purpose whatsoever, nor is there any proceeding pending or, to the knowledge of IVIP, threatened which could adversely affect any asset owned or used by IVIP as of the date hereof.

         (h) Condition of Assets. All documents and agreements pursuant to which IVIP has obtained the assets or the right to use any assets are valid and enforceable in all respects in accordance with their respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. All licenses, permits and authorizations related to the location or operation of the business of IVIP are in good standing and are valid and enforceable in all respects in accordance with their respective terms. There is not, under any of the foregoing instruments, documents or agreements, any existing default, nor is there any event which, with notice or lapse of time or both, would constitute a default arising through IVIP or any third party which could: (i) have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP; or (ii) materially adversely affect its use of any assets. To IVIP's knowledge, it is not in violation of and has complied with all applicable codes, statutes, regulations, ordinances, notices and orders of any governmental authority with respect to the use, maintenance, condition, operation and improvement of any assets, except where the failure to comply with which would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP. To IVIP's knowledge, its use of any improvements for the purposes for which any of the assets are being used as of the date hereof does not violate any such code, statute, regulation, ordinance, notice or order. IVIP possesses all licenses, permits and authorizations required to be obtained by IVIP with respect to IVIP's ownership, operation and maintenance of the assets for all uses for which such assets are operated or used by IVIP as of the date hereof, except where the failure to do so would not have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP. All of the assets are in good operating condition and repair, subject to normal wear and use and each such item is usable in a manner consistent with current use by IVIP.

         (i) Intangible Rights. All patents, patent applications, copyrights, registered and unregistered trademarks, and tradenames, and licenses (collectively "Intangibles") owned by IVIP are set forth in Schedule 3.2(i). To

IVIP's knowledge, the Intangibles do not infringe or conflict with asserted rights of other parties in the jurisdictions in which such Intangibles are currently being employed or reasonably anticipated to be employed. To IVIP's knowledge, there are no judicial, arbitration or other adversary proceedings pending, or threatened against IVIP concerning any of the Intangibles. IVIP is not aware of any respect in which its use or sale of the Intangibles violates or infringes on any Intangible of any person, firm or corporation. Except as set forth in Schedule 3.2(i), to IVIP's knowledge, it has good and marketable title under the laws of the United States and any other jurisdiction as required to any such Intangibles. Except as listed on Schedule 3.2(i), the Intangibles are free of restrictions on or conditions to transfer or assignment, and are free and clear of all liens, encumbrances and claims.

         (j) Accounts Receivable. Except as disclosed in the Written Information or on Schedule 3.2(j), as of the date hereof, IVIP has no material accounts receivable.

         (k) Accounts Payable. Except as disclosed in the Written Information or on Schedule 3.2(k), as of the date hereof, IVIP has no material accounts payable.

         (l) Absence of Undisclosed Liabilities. To the best knowledge of IVIP, other than as set forth in the Written Information, IVIP has not had nor does it have any indebtedness, loss or liability of any nature whatsoever, whether accrued, absolute, contingent or otherwise and whether due or become due, which is material to IVIP's business, assets, operations, prospects, earnings or condition (financial or otherwise) of IVIP.

         (m)  Absence  of  Certain  Changes  or  Events.  Except as set forth on
Schedule 3.2(m) and except as expressly set forth in this Agreement (including the Schedules) or in a deliverable hereunder, IVIP has not, since the date of the most recent Annual Report on Form 10-KSB:

               (i) issued, sold, granted or contracted to issue, sell or grant any of its stock, notes, bonds, other securities or any option to purchase any of the same;

               (ii) amended its articles of incorporation or bylaws;

               (iii) made any capital expenditures or commitments for the acquisition or construction of any property, plant or equipment;

               (iv) entered into any transaction, which could be deemed to be material to IVIP or its business;

               (v) incurred any damage, destruction or any other loss to any of its assets in an aggregate amount exceeding Ten Thousand Dollars ($10,000) whether or not covered by insurance;

               (vi) suffered any loss in an aggregate amount exceeding Ten Thousand Dollars ($10,000) and, IVIP has not become aware of any intention on the part of any client, dealer or supplier to discontinue its current relationship with IVIP, the loss or discontinuance of which, alone or in the aggregate, could have a material adverse effect on IVIP's business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP;

               (vii) entered into, modified, amended or altered any contractual arrangement with any client, dealer or supplier, the execution, performance, modification, amendment or alteration of which, alone or in the aggregate, could have a material adverse effect on IVIP's business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP;

               (viii) incurred any material liability or obligation (absolute or contingent) or made any material expenditure;

               (ix) experienced any material adverse change in IVIP's business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP or experienced or have knowledge of any event which could have a material adverse effect on IVIP's business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP;

               (x)   declared,   set  aside  or  paid  any   dividend  or  other
               distribution in respect of the capital stock of IVIP;

               (xi) redeemed, repurchased, or otherwise acquired any of its capital stock or securities convertible into or exchangeable for its capital stock or entered into any agreement with respect to any of the foregoing;

               (xii) purchased, disposed of or contracted to purchase or dispose of, or granted or received an option or any other right to purchase or sell, any of its assets;

               (xiii) increased the rate of compensation payable or to become payable to the officers or employees of IVIP, or increased the amounts paid or payable to such officers or employees under any bonus, insurance, pension or other benefit plan, or made any arrangements therefor with or for any of said officers or employees;

               (xiv) adopted or amended any collective bargaining, bonus, profit-sharing, compensation, stock option, pension, retirement, deferred compensation or other plan, agreement, trust, fund or arrangement for the benefit of its employees; or

               (xv) changed any material accounting principle, procedure or practice followed by IVIP or changed the method of applying such principle, procedure or practice.

         (n) Agreements. The Written Information contains a true, correct and complete list of all contracts, agreements and other instruments material to the business or operation of IVIP, including without limitation, those to which IVIP is a party and those by which any of its assets are bound (the "Material Agreements"). Copies of all such agreements have heretofore been delivered or made available by IVIP to Yapalot. Other than as described in the Written

Information or in this Agreement, there is no contract, agreement or other instrument to which IVIP is a party or which affects the assets, liabilities or outstanding securities of IVIP. None of the Material Agreements limits the freedom of IVIP to compete in any line of business or with any person or other entity in any geographic region within or outside of the United States of America.

         Neither IVIP nor to IVIP's knowledge, any third party is in default and no event has occurred which, with notice or lapse of time or both, could cause or become a default by IVIP, or any third party, under any Material Agreement. Each Material Agreement is enforceable in accordance with its terms, against all other parties thereto, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

         (o) Non-Contravention; Consents. Neither the execution and delivery of this Agreement by IVIP, nor consummation of the Merger, does or will: (i) violate or conflict with any provision of the articles of incorporation or bylaws of IVIP; (ii) violate or, with the passage of time, result in the violation of any provision of, or result in the acceleration of or entitle any party to accelerate any obligation under, or result in the creation an imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets, which are material to the business or operation of IVIP, pursuant to any provision of any mortgage, lien, lease, agreement, permit, indenture, license, instrument, law, order, arbitration award, judgment or decree to which IVIP is a party or by which it or any of such assets are bound, the effect of which violation, acceleration, creation or imposition could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of IVIP; (iii) violate or conflict with any other restriction of any kind whatsoever to which IVIP is subject or by which any of its assets may be bound, the effect of any of which violation or conflict could have a material adverse effect on the business, assets, operations, earnings, prospects or (financial or otherwise) of IVIP; or (iv) constitute an event permitting termination by a third party of any Material Agreement to which IVIP is a party or is subject, which termination could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP. No consent, authorization, order or approval of, or filing or registration with, any governmental commission, board or other regulatory body is required in connection with the execution, delivery and performance of the terms of this Agreement and consummation of the Merger.

         (p) Employee Benefit Plans. Except as described on Schedule 3.2(p), IVIP does not have any "employee benefit plans" as such term is defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (the "Benefit Plans") covering the employees of IVIP. Schedule 3.2(p) also contains all documentation relating to the Benefit Plans.

         (q) Labor Relations. There are no agreements with or pending petitions for recognition of any labor union or association as the exclusive bargaining agent for any or all of the employees of IVIP and to IVIP's knowledge no such petition has been pending at any time since IVIP's inception. To IVIP's knowledge, there has not been any organizing effort by any union or other group seeking to represent any employees of Yapalot as its exclusive bargaining agent at any time since IVIP's inception. There are no labor strikes, work stoppages or other labor disputes now pending or threatened against IVIP, nor to IVIP's knowledge has there been any such labor strike, work stoppage or other labor dispute or grievance at any time since IVIP's inception. IVIP has no any knowledge that any executive, key employee or any group of employees of IVIP has any plans to terminate his/her employment with IVIP.

         (r) Insurance. IVIP has no insurance policies or binders of insurance or programs of self-insurance except as described on Schedule 3.2(r).

         (s) Tax Matters. Except as disclosed on Schedule 3.2(s), IVIP has timely filed with the appropriate taxing authorities all returns (including, without limitation, information returns and other material information) in respect of Taxes required to be filed through the date hereof. The information contained in such returns is complete and accurate in all material respects. IVIP has not requested any extension of time within which to file returns (including, without limitation, information returns) in respect of any Taxes. IVIP has accurately computed and timely paid all Taxes for periods beginning before the date hereof, or an adequate reserve has been established therefor. Acquisition shall have no obligation or liability for or with respect to (a) any Taxes or other assessments as a consequence of the transactions contemplated by this Agreement, or (b) any other Taxes or assessments of IVIP of any kind whatsoever or any penalties or interest with respect to such Tax liabilities. IVIP has withheld or collected from each payment made to each of its employees, consultants, contractors and other payees the amount of Taxes required to be withheld and collected therefrom for all periods through the date hereof. Any liability for Taxes due and payable through the date of this Agreement for which no returns are due or have been filed (including, without limitation, property, payroll and withholding taxes) have been properly accrued or provided for on the books of IVIP. No material deficiencies for Taxes have been claimed, proposed, or assessed by any taxing or other governmental authority against IVIP. There are no pending or, to the best knowledge of IVIP, threatened audits, investigations or claims for or relating to any material liability in respect of Taxes, and there are no matters under discussion with any governmental authorities with respect to Taxes that, in the reasonable judgment of IVIP, or its counsel is likely to result in a material amount of Taxes. The federal, state and local returns of IVIP have never been audited, and IVIP has not been notified that any taxing authority intends to audit a return for any period. No extension of a statute of limitations relating to Taxes is in effect with respect to IVIP. IVIP: (i) has not been an includible corporation in an affiliated group that files consolidated income tax returns; (ii) is not a party to any tax-sharing agreements or similar arrangements; (iii) is not a "foreign person" as defined in section 1445(f)(3) of the Code; and (iv) has not made or become obligated to make, and will not, as a result of the Merger, make or become obligated to make, an "excess parachute payment" as defined in section 280G of the Code.

         (t) Compliance with Applicable Law. IVIP has been and is in compliance with all federal, state and local laws, statutes, ordinances, rules and regulations applicable to its business, except where the failure to comply with which would not materially adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP or which would subject any officer or director of IVIP to civil or criminal penalties or imprisonment. IVIP has complied with the rules and regulations of all governmental agencies having authority over its business and its operations, including without limitation, agencies concerned with intra-state and interstate commerce, occupational safety and employment practices, except where the failure to comply would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of IVIP. IVIP has no knowledge of nor received any notice of violation of any such rule or regulation since IVIP's inception which could result in any liability of IVIP for penalties or damages or which could subject IVIP to any injunction or government writ, order or decree. To the knowledge of IVIP, there are no facts, events or conditions that could interfere with, prevent continued compliance with or give rise to any liability under any foreign, federal, state or local governmental laws, statutes, ordinances or regulations applicable to the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of IVIP.

         (u) Litigation. Other than as described in the Written Information, there is no action, suit, proceeding or investigation pending or, to the knowledge of IVIP, threatened, which could restrict the ability of IVIP to perform its obligations hereunder or could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP. IVIP is not in default in respect of any judgment, order, writ, injunction or decree of any court or any federal, state, local or other governmental agency, authority, body, board, bureau, commission, department or instrumentality which could have a material adverse effect on the business, assets, operations, earnings, prospects or condition (financial or otherwise) of IVIP.

         (v) Permits. IVIP holds all permits, licenses, orders and approvals of all federal, state or local governmental or regulatory authorities, agencies or bodies required for the conduct and operation of IVIP's business as currently conducted, except where the failure to do so would not have a material adverse effect on the business, operations, earnings, prospects, assets or condition (financial or otherwise) of IVIP. All such permits, licenses, orders, and approvals are in full force and effect and no suspension, termination or revocation of any of the foregoing is threatened. None of such permits, licenses, orders or approvals will be materially adversely affected by consummation of the Merger. IVIP has no knowledge of nor has received any notice of violation of any of such rules or regulations since IVIP's inception which would result in any liability of IVIP for penalties or damages or which would subject IVIP to any injunction or governmental writ, order or decree.

         (w) Unlawful Payments. None of IVIP, nor any of its officers, directors, employees, agents or representatives has made, directly or indirectly, any bribe or kickback, illegal political contribution, payment from corporate funds which was incorrectly recorded on the books and records of IVIP, unlawful payment from corporate funds to governmental or municipal officials in their individual capacities for the purpose of affecting their action or the actions of the jurisdiction which they represent to obtain favorable treatment in securing business or licenses or to obtain special concessions of any kind whatsoever, or illegal payment from corporate funds to obtain or retain any business.

         (x)   Reporting   Requirements.   IVIP  is  subject  to  the  reporting
requirements of Section 12(g) of the Securities Exchange Act of 1934, as amended; is current in its filings; and all of its filings are accurate and complete.

         (y) Officers, Directors and Employees. Schedule 3.2(y) hereto sets forth a true, correct and complete list of all of the officers, directors and employees of IVIP as of the date hereof, including their respective names, titles, salaries and bonuses. IVIP has also provided true, correct and complete copies of any employment agreements between IVIP and any of the foregoing officers, directors and employees of IVIP in effect as of the date hereof.

         (z) Loans to or from Affiliates. Except as disclosed in the Written Information or on Schedule 3.2(z), there exist no outstanding loans by IVIP to any current or former officer, director, employee, consultant or securityholder of IVIP or any affiliate of any of the foregoing and there are no outstanding loans to IVIP by any current or former officer, director, employee, consultant or securityholder of IVIP.

         (aa) Books and Records.

               (i) The books of account and other financial records of IVIP are complete and correct and have been maintained in accordance with good business practices.

               (ii) All material corporate action of the boards of directors of IVIP (including any committees) has been authorized, approved and/or ratified in the respective minute books.

         (bb) Agreements with Affiliates. Except as disclosed in the Written Information or herein, IVIP is not a party to any instrument, license, lease or other agreement, written or oral, with any officer or director of IVIP.

         (cc) Securities Laws. Schedule 3.2(cc) lists all unregistered sales of securities by IVIP along with the exemption relied upon for the sale. All sales were in compliance with all federal and state securities laws. Schedule 3.2(cc) lists the dates of all filings of Forms D and the States in which IVIP has made any Blue-Sky filings.

         (dd) Accuracy of Information Furnished. IVIP represents that no statement made by IVIP set forth herein or in the exhibits or the schedules hereto or in IVIP's Written Information, and no statement set forth in any certificate or other instrument or document required to be delivered by or on behalf of IVIP pursuant hereto or in connection with the consummation of the Merger, contained, contains or will contain any untrue statement of a material fact, or omits, omitted or will omit to state any material fact which is necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

         3.3 Representations and Warranties of Acquisition. Acquisition represents and warrants to Yapalot that (i) it is a newly formed Delaware corporation with no operations, assets or liabilities; (ii) it is wholly-owned by IVIP; (iii) it was formed solely for purposes of the Merger; (iv) the execution, delivery and performance of this Agreement and consummation of the Merger have been duly authorized, adopted and approved by its board of directors and it has taken all necessary corporate action and has all of the necessary corporate power to enter into this Agreement and to consummate the Merger; (v) this Agreement has been duly and validly executed and delivered by its officers on its behalf and, assuming that this Agreement is the valid and binding obligation of the other parties hereto, is the valid and binding obligation of IVIP, enforceable against it in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect, or by legal or equitable principles, relating to or limiting creditors' rights generally and except that the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefore may be brought.

         3.4 Survival of Representations and Warranties. The representations and warranties set forth in Sections 3.1, 3.2 and 3.3 hereof shall survive until the close of business on the second anniversary of the Closing Date, provided that, notice or demand with respect to any alleged breach thereof is given as required pursuant to Article V hereof.

                                   ARTICLE IV

                                   CONDITIONS

         4.1 Conditions to Obligations of Acquisition. The obligation of Acquisition to consummate the Merger is subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Acquisition to the extent permitted by applicable law:

         (a) No Material Adverse Change. No material adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot, and no event which would materially and adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Yapalot not disclosed herein shall have occurred since the date of the Financial Statements and Written Information.

         (b) Copies of Resolutions. Yapalot shall have furnished Acquisition with certified copies of resolutions duly adopted by the board of directors of Yapalot authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable Yapalot to comply with the terms of this Agreement.

         (c) Certificate of Good Standing. At the Closing, Yapalot shall have furnished Acquisition with certified copies of certificates of good standing of Yapalot dated not more than ten (10) business days prior to the Closing Date.

         (d) Accuracy of Representations and Warranties. Each of the representations and warranties of Yapalot set forth in this Agreement shall have been true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the

Closing Date, with the same force and effect as if made at and as of the Closing Date. Yapalot shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed by Yapalot at or prior to the Closing Date.

         (e) Delivery of Officers' Certificates. Yapalot shall have delivered to Acquisition certificates, dated as of the Closing Date, and signed by the President of Yapalot representing and affirming that: (i) the representations and warranties made by Yapalot as set forth in Section 3.1 of this Agreement and referred to in Subsection 4.1(d) above were and are true, correct and complete as required by Subsection 4.1(d) above and the conditions set forth in this
Section 4.1 have been satisfied. Yapalot shall also have delivered certificates signed by the Secretary with respect to the authority and incumbency of the officers of Yapalot executing this Agreement and any documents required to be executed or delivered in connection therewith.

         (f) Delivery of Stock Certificates. At the Closing, the Securityholders shall have delivered to Acquisition certificates representing all of the issued and outstanding capital stock of Yapalot, which certificates shall be properly endorsed in blank or shall be accompanied by a properly executed stock power and an affidavit by the President of Yapalot identifying by name and amount the parties entitled to receive shares of IVIP Stock.

         (g)   Consents   and   Waivers.   Any  and  all   necessary   consents,
authorizations, orders or approvals described in Subsection 3.1(o) above shall have been obtained, except as the same shall have been waived by Acquisition.

         (h) Litigation. There shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to Yapalot or the Securityholders issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Merger or making consummation thereof unduly burdensome to Yapalot or the Securityholders. No proceeding or lawsuit shall have been commenced, be pending or have been threatened by any governmental or regulatory agency or authority or any other person with respect to the Merger.

         (i) Reporting Compliance. Yapalot shall have delivered to Acquisition either prior to Closing or within the appropriate time period, if after Closing, audited financial statements of Yapalot for all periods and in the form required by Regulation S-X (17 CFR Part 210) sufficient to enable IVIP to timely satisfy its reporting requirements under the Securities Exchange Act of 1934, including the reporting obligations of a Section 12(g) reporting company, and pursuant to all other applicable securities laws.

         (j) Delivery of Documents and Other Information. Yapalot shall have delivered to Acquisition all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

         (k) Stockholder Approval. Yapalot's President shall certify that the necessary stockholder approval for the Merger was obtained in compliance with the DGCL and Section 14 of the Securities Exchange Act of 1934.

         4.2 Conditions to Obligations of Yapalot. The obligations of Yapalot to consummate the Merger are subject to the fulfillment of each of the following conditions, which may be waived in whole or in part by Yapalot to the extent permitted by law:

         (a) Copies of Resolutions. Acquisition shall have furnished Yapalot with certified copies of resolutions duly adopted by the board of directors of Acquisition authorizing the execution, delivery and performance of the terms of this Agreement and all other necessary or proper corporate action to enable Acquisition to comply with the terms of this Agreement.

         (b) Certificates of Good Standing. Acquisition and IVIP shall have furnished Yapalot with certified copies of certificates of their good standing dated not more than ten (10) business days prior to the Closing Date.

         (c) Accuracy of Representations and Warranties. Each of the representations and warranties of IVIP and Acquisition set forth in this Agreement shall have been true, correct and complete in all material respects when made and shall also be true, correct and complete in all material respects at and as of the Closing Date, with the same force and effect as if made at and as of the Closing Date. IVIP and Acquisition shall have performed and complied with in all material respects all agreements and covenants required by this Agreement to be performed by IVIP and Acquisition at or prior to the Closing Date.

         (d) Delivery of Officers' Certificates. IVIP and Acquisition shall have delivered to Yapalot certificates, dated the Closing Date and signed by the Chief Executive Officer of Acquisition, affirming that: (i) the representations and warranties of Acquisition as set forth in Section 3.3 of this Agreement and referred to in Subsection 4.2(c) above were and are true, correct and complete as required by Subsection 4.2(c) above; and (ii) the conditions set forth in this Section 4.2 have been satisfied. Acquisition shall also have delivered a certificate signed by the Secretary of Acquisition with respect to the authority and incumbency of the officers of Acquisition executing this Agreement and any documents required to be executed or delivered in connection therewith.

         (e) Stock Certificates. At the Closing, IVIP shall issue irrevocable instructions to its transfer agent to issue and deliver to the Securityholders certificates representing the shares of IVIP Stock issuable pursuant hereto, which certificates shall be in the name of the respective Securityholders and in the amounts, as set forth on Schedule A hereto.

         (f)   Consents   and   Waivers.   Any  and  all   necessary   consents,
authorizations, orders or approvals described in Subsection 3.2(d) above shall have been obtained, except as the same shall have been waived by Yapalot.

         (g) Litigation. There shall be no effective injunction, writ or preliminary restraining order or any order of any kind whatsoever with respect to Acquisition or IVIP issued by a court or governmental agency (or other governmental or regulatory authority) of competent jurisdiction restraining or prohibiting the consummation of the Merger or making the consummation thereof unduly burdensome to Acquisition or IVIP. On the Closing Date and immediately prior to consummation of the Merger, no proceeding or lawsuit shall have been commenced, be pending or have been threatened or by any governmental or regulatory agency or authority or any other person with respect to the Merger.

         (h) No Material Adverse Change. No material adverse change in the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Acquisition or IVIP, and no event which would materially and adversely affect the business, assets, operations, earnings, prospects or condition (financial or otherwise) of Acquisition or IVIP not disclosed herein shall have occurred since the date of the financial statements and Written Information.

         (i) Delivery of Documents and Other Information. IVIP and Acquisition shall have delivered to Yapalot all of the agreements, contracts, documents and other instruments required to be delivered pursuant to the provisions of this Agreement.

                                    ARTICLE V
                                ESCROW PROVISIONS

         5.1 Terms of the Escrow. At the Closing, the current stockholders of Yapalot listed on Schedule 5.1(a) (the Yapalot "Escrowers") will deliver into escrow __________ shares of IVIP Stock received pursuant to the Merger in the amounts listed next to their names on said Schedule (the "Yapalot Escrow"); and the stockholders of IVIP listed on Schedule 5.1(b) (the "IVIP Escrowers") shall deliver into escrow (the "IVIP Escrow") the shares of IVIP Stock listed next to their name thereon. The shares will remain in escrow, unless earlier delivered or released pursuant hereto, until May 31, 2002, at which time they will be released to the Escrowers (as listed on Schedule 5.1). The purpose of the Yapalot Escrow is to have an available source to pay any valid claims brought against the Surviving Corporation by a pre-Merger creditor of Yapalot not reserved for on the Yapalot Financial Statements or disclosed in the Written Information or Schedules hereto; and the purpose of the IVIP Escrow is to have an available source to pay any valid claims brought against the Surviving Corporation by a pre-Merger creditor of IVIP not reserved for on the IVIP financial statements or disclosed in the Written Information or Schedules hereto. The period of the Escrow can be extended by written notice from the Escrow Agent (as defined below), in its sole discretion, to cover any valid claims made regardless of the method by which the Escrow Agent is notified, whether by litigation notice, claim letter or otherwise, prior to June 1, 2002. The second sentence of this provision notwithstanding, the escrowed shares may be earlier released provided they are replaced by cash. The amount of cash necessary to replace the escrowed shares shall be $1.50 per share. The law firm of Heller, Horowitz & Feit, P.C. shall be the escrow agent (the "Escrow Agent").

         5.2 Responsibility of Escrow Agent.

         (a) The Escrow Agent shall, in its sole discretion, determine if a claim has been made which could result in a charge against the escrow. In the event it determines such a claim exists, the Escrow Agent shall immediately inform the Surviving Corporation and send a copy of such notice to the relevant Escrowers pursuant to Section 8.8. The Escrow Agent shall take instructions from the Surviving Corporation regarding a response to such claim and, as stated in
Section 5.2(e), can represent the Surviving Corporation in any resulting litigation. In the event the value of the portion of the escrow deposited by the relevant Escrowers is at least equal to the maximum amount of the claim, the relevant Escrowers, acting by vote of a majority of such escrowed shares, may take over defense of the litigation at their own expense. In the event the value of the portion of the escrow deposited by the relevant Escrowers does not exceed the claim, the relevant Escrowers, or any of them, may, at their own expense, appoint co-counsel to defend the claim, provided that it is understood that the Surviving Corporation's counsel shall be the lead counsel with authority to make all final decisions. In the event a claim is awarded to the claimant, the Escrow Agent is authorized to disburse from the escrow the required amount of shares from the relevant part of the escrow. It is agreed and understood that no portion of Yapalot Escrow may be used to cover claims made by pre-Merger creditors of IVIP and likewise, no portion of the IVIP Escrow may be used to cover claims made by pre-Merger creditors of Yapalot. Upon the advice of the Surviving Corporation and the written consent of the Escrowers, acting by vote of a majority of the escrowed shares, the Escrow Agent may settle any claim and deliver out of escrow the amount of the settlement.

         (b) Other than this Article V, the Escrow Agent shall not be bound in any way or be deemed to have any responsibility or obligation under or in respect of any agreement or contract to which either party hereto is a party (whether or not it has knowledge thereof) and its only duties or responsibilities shall be as specifically set forth herein. The Escrow Agent acting in good faith may assume that any notice or instruction received by it hereunder is authentic and has been duly and validly given, pursuant to due authorization, by or on behalf of the person by which or on behalf of which it purports to be given, and the Escrow Agent shall have no duty to inquire with respect thereto.

         (c) Each group of Escrowers, on the one hand, and the surviving Corporation, on the other hand, each hereby agree to, jointly and severally, indemnify the Escrow Agent for, and hold it harmless against, any loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against the Escrow Agent, arising out of or in connection with the performance of its duties hereunder and otherwise with respect hereof, including the costs and expenses of defending itself against any claim or liability except that the parties hereto shall not be liable hereunder as to matters in respect of which the Escrow Agent is determined to have acted in bad faith, provided, that if the Escrow Agent shall assert any claim for indemnity, it shall assert such claim and bring any action with respect thereto against both the relevant group of Escrowers and the Surviving Corporation. The Escrow Agent shall have no liability to the parties hereto or any other person in respect of any action taken or any failure to act in respect of its duties hereunder if such action was taken or omitted to be taken in good faith.

         (d) If any dispute shall arise among the parties with respect to the escrow, the Escrow Agent may (i) commence an interpleader or similar action permitted to escrow agents in the courts of the State of New York and deposit the disputed portion of the escrow into the Court where such action has been commenced, or (ii) whether or not such dispute involves litigation, retain the escrow pending either a settlement of such dispute or final determination of the rights of the respective parties thereto.

         (e) Notwithstanding any provisions of this Article V or the Escrow Agent's position as escrowee, the Escrow Agent shall at all times (including without limitation during and with respect to disputes between the parties, whether or not involving litigation) be able to represent the Surviving Corporation as its attorney in connection with the transactions contemplated by this Agreement or any resulting litigation.

         (f) In the event of litigation with respect to the escrow, the expenses and fees incurred by the Escrow Agent shall be borne by the party who does not prevail in such litigation.

         5.3 Release of Escrow. Before releasing the escrow, or any of it, the Escrow Agent shall give notice to the Surviving Corporation and the relevant group of Escrowers of its intentions. The Escrow Agent shall not release the escrow pursuant to the notice until two (2) business days after the notice has been sent to both parties. If the relevant group of Escrowers or the Surviving Corporation dispute the Escrow Agent's proposed delivery of the escrow as disclosed in the notice, the Escrow Agent shall continue to hold all of the then remaining disputed part of the escrow until the issue of who is entitled to the escrow is finally determined in a Court of competent jurisdiction. The escrow may not be terminated except by delivery or release of all of the escrow in accordance with the terms of this article V. The above notwithstanding, if no valid claims have been presented on or prior to May 31, 2002, the Escrow Agent shall promptly release the escrow to the relevant group of Escrowers without notice.

                                   ARTICLE VI

                          TERMINATION AND REMEDIES FOR BREACH OF THIS AGREEMENT

         6.1 Termination by Mutual Agreement. This Agreement may be terminated at any time prior to the Closing by unanimous consent of the parties hereto, provided that such consent to terminate is manifested in writing and is signed by each of the parties hereto.

         6.2 Termination for Failure to Close. This Agreement may be terminated by any of the parties hereto if the Closing shall not have occurred by _______________, 2001, provided that, the right to terminate this Agreement pursuant to this section shall not be available to any party whose failure to fulfill any of its obligations hereunder has been the cause of or resulted in the failure to consummate the Merger by the foregoing date.

         6.3 Termination by Operation of Law. This Agreement may be terminated by any of the parties hereto if, in the reasonable opinion of counsel to the respective parties hereto, there shall be any statute, rule or regulation that renders consummation of the Merger illegal or otherwise prohibited, or a court of competent jurisdiction or any government (or governmental authority) shall have issued an order, decree or ruling, or has taken any other action restraining, enjoining or otherwise prohibiting the consummation of such transactions and such order, decree, ruling or other action shall have become final and nonappealable.

         6.4 Effect of Termination or Default; Remedies. In the event of termination of this Agreement as set forth above, this Agreement shall forthwith become void and there shall be no liability on the part of any Non-Defaulting Party (as defined below). The foregoing shall not relieve any Defaulting Party from liability for damages actually incurred as a result of such party's breach of any term or provision of this Agreement.

         6.5 Remedies; Specific Performance. In the event that any party shall fail or refuse to consummate the Merger (except pursuant to Sections 6.1, 6.2 or 6.3 above) or if any default under or breach of any representation, warranty, covenant or condition of this Agreement on the part of any party (the
"Defaulting Party") shall have occurred that results in the failure to consummate the Merger, then in addition to the other remedies provided herein, the non-defaulting party (the "Non-Defaulting Party") shall be entitled to seek and obtain money damages from the Defaulting Party and/or may seek to obtain an order of temporary or permanent injunctive relief and/or specific performance thereof against the Defaulting Party from a court of competent jurisdiction, provided that, the Non-Defaulting party seeking any injunctive relief or specific performance must file its request with such court within forty-five
(45) days after it becomes aware of the Defaulting Party's failure, refusal, default or breach and further provided, that in no event shall a Defaulting Party be liable for special, incidental or consequential damages. In addition, the Non-Defaulting Party shall be entitled to obtain from the Defaulting Party court costs and attorneys' fees incurred in connection with or in pursuit of enforcing the rights and remedies provided hereunder.

                                   ARTICLE VII

                              POST-CLOSING ACTIONS

         7.1 Officers and Directors. Following the Merger, the Directors of IVIP and Acquisition shall resign except for Dr. Ilya Gerol who will remain a Director and Chairman of IVIP and Acquisition and Dr. Gerol shall appoint Mr. Yuval Barzakay as Director, President and CEO. Upon a successful equity financing for a minimum of US$1 million it is agreed that the Board shall create an additional seat pursuant to the By-Laws.

         7.2 International Business. Following the Merger, the parties hereto agree that IVIP will continue to promote its international business. Ilya Gerol and Viatscheslav Makarov will head the international division. They will operate through Interservice Group Inc. which will seek to develop business in the Far East and Asia. This entity shall not receive any payments from IVIP for their efforts unless and until their efforts generate gross profits (i.e., revenues less cost of goods sold). It is understood that Interservice Group Inc. shall then initially receive $4,000 a month. This fee will be reviewed by the Board of Directors after three months and may be increased up to $8,000 per month. These fees are contingent on the profitability of the international division. In addition, the international division shall receive from any equity financing 10-15% or as may be required from time to time based upon quarterly budgets and analysis review.

         7.3 Reverse Split. Shortly after the Effective Date, IVIP shall implement a reverse split of its outstanding securities in a ratio to be determined by the Board of Directors.

                                  ARTICLE VIII

                                  MISCELLANEOUS

         8.1 Fees and Expenses. Except as otherwise described herein, each party hereto shall pay its own expenses incident to negotiation, execution, delivery and performance of the terms of this Agreement and the consummation of the Merger.

         8.2 Modification, Amendments and Waiver. The parties hereto may amend, modify or otherwise waive any provision of this Agreement by unanimous consent, provided that such consent and any amendment, modification or waiver is in writing and is signed by each of the parties hereto.

         8.3 Assignment. Neither Yapalot, the Securityholders, the Escrowers, Acquisition or IVIP shall have the authority to assign its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

         8.4 Burden and Benefit. This Agreement shall be binding upon and, to the extent permitted in this Agreement, shall inure to the benefit of the parties and their respective successors and assigns. In the event of a default by Yapalot, Subsidiary or the Securityholders of any of their respective obligations hereunder, the sole and exclusive recourse and remedy of Acquisition or IVIP shall be against Yapalot and Subsidiary and any of their assets; under no circumstances shall any officer or director of Yapalot and Subsidiary be liable in law or equity for any obligations of Yapalot and Subsidiary hereunder, except that Barzakay shall be personally responsible for his own default and for IVIP's actual expenses in the event of Yapalot's or Subsidiary's default. In the event of a default by Acquisition or IVIP of any of its respective obligations hereunder, the sole and exclusive recourse and remedy of the Securityholders and Yapalot shall be against Acquisition or IVIP and its assets; under no circumstances shall any officer, director, Stockholder or affiliate of
Acquisition or IVIP be liable in law or equity for any obligations of Acquisition or IVIP hereunder.

         8.5 Brokers. Yapalot and Barzakay represent and warrant to IVIP that there are no brokers or finders entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of Yapalot, or any Securityholder or any other person in connection with this Agreement or the Merger. IVIP represents and warrants to Yapalot and the Securityholders that no broker or finder is entitled to any brokerage or finder's fee or other commission or fee based upon arrangements made by or on behalf of IVIP in connection with this Agreement or the Merger.

         8.6 Entire Agreement. This Agreement and the exhibits, lists and other documents referred to herein contain the entire agreement among the parties hereto with respect to the Merger and supersede all prior agreements with respect thereto, whether written or oral.

         8.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction's principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York located in New York City or in the federal courts located in the Southern District of New York. All parties and the individuals executing this Agreement agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

         8.8 Notices. Any notice, request, instruction or other document to be given hereunder by any party hereto shall be in writing and delivered personally, by facsimile transmission or telex, or sent by commercial overnight delivery service or registered or certified mail (return receipt requested), postage prepaid, addressed as follows:

         If to Yapalot,            Yapalot Communications Holdings Inc.
         Subsidiary or             4884 Dufferin Street, Unit 1
         Yapalot Escrowers:        Toronto, Ontario M3H 5S8
                                   Attn: Yuval Barzakay
                                   Facsimile: _______________________

          With a copy to:          Shustak Jalil & Heller
                                   545 Madison Avenue
                                   New York, New York 10022
                                   Attn:  Richard S. Heller, Esq.
                                   Facsimile:  (212) 688-6151

          If to IVIP,
          Acquisition or IVIP      Internet VIP Inc.
          Escrowers:               1155 University Street, Suite 602
                                   Montreal, Quebec H3B 3A7
                                   Attn:  Ilya Gerol
                                   Facsimile: (514) 448-4848

          with a copy to:          Heller, Horowitz & Feit, P.C.
                                   292 Madison Avenue, 20th Floor
                                   New York, New York 10017
                                   Attn:  Irving Rothstein, Esq.
                                   Facsimile: (212) 696-9459

or to such other persons or addresses as may be designated in writing by the party to receive such notice. If sent as aforesaid, the date any such notice shall be deemed to have been delivered on the first business day after transmission of a facsimile or telex, the first business day after delivery to a commercial overnight delivery service, or five (5) days after delivery into a United States Postal facility.

         8.9 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original or a facsimile copy, but all of which shall constitute but one agreement.

         8.10 Rights Cumulative. All rights, powers and privileges conferred hereunder upon the parties, unless otherwise provided, shall be cumulative and shall not be restricted to those given by law. Failure to exercise any power given any party hereunder or to insist upon strict compliance by any other party shall not constitute a waiver of any party's right to demand exact compliance with any of the terms or provisions hereof.

         8.11 Severability of Provisions. The provisions of this Agreement shall be considered severable in the event that any of such provisions are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable. Such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are valid and enforceable and which are as similar as possible in term and intent to those provisions deemed to be invalid, void or otherwise unenforceable. Notwithstanding the foregoing, the remaining provisions hereof shall remain enforceable to the fullest extent permitted by law.

         8.12 Headings. The headings set forth in the articles and sections of this Agreement and in the exhibits and the schedules to this Agreement are inserted for convenience of reference only and shall not be deemed to constitute a part hereof.

         8.13 Knowledge Standard. When used in this Agreement, the phrase "to the best knowledge of, " "knowledge of, " "known to" or similar phrases shall mean the actual knowledge of: (i) with respect to Yapalot, the current officers and directors of IVIP; (ii) with respect to Yapalot or Subsidiary, the current officers and directors of Yapalot; and (iii) the named individual.

         8.14 Joint Preparation. This Agreement was jointly prepared by IVIP and Yapalot and is not to be construed against any party hereto. Should any provision of this Agreement be found to be illegal or unenforceable by any court of competent jurisdiction and cannot be modified to be enforceable, such provision shall immediately become null and void leaving the remainder of this Agreement in effect.

                                    * * * * *

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered on the date and year first above written.

INTERNET VIP INC.                   YAPALOT COMMUNICATIONS HOLDINGS


By:______________________________   By:________________________________
       Ilya Gerol                         Yuval Barzakay

YAPALOT ACQUISITION CORP.           YAPALOT COMMUNICATIONS INC.



By:______________________________   By:________________________________
         Ilya Gerol                        Yuval Barzakay




HELLER, HOROWITZ & FEIT, P.C.



By:______________________________
         Authorized Officer,
         solely as Escrow Agent.

                                   Schedule A

Shareholder                         Shares           Ownership %
--------------------------------------------------------------------------------

                                       34